Derivative Liability (10K)	12 Months Ended
Dec. 31, 2014
Derivative liability [Abstract]
Derivative liability

8.   Derivative liabilities:

The Company has determined that a contract that would otherwise meet the definition of a derivative but is both (a) indexed to the Company’s own stock and (b) classified in stockholders’ equity in the statement of financial position would not be considered a derivative financial instrument. The Company applies a two-step model in determining whether a financial instrument or an embedded feature is indexed to an issuer’s own stock and thus able to qualify for the scope exception.

The Company issued certain warrants in connection with financing transactions from 2010 through 2012 that require liability classification because of certain provisions that may result in an adjustment to the number of shares issued upon settlement and an adjustment to their exercise price. The Company classifies these warrants on its balance sheet as a derivative liability which is fair valued at each reporting period subsequent to the initial issuance. The Company used a simulated probability valuation model to value these warrants. Determining the appropriate fair-value model and calculating the fair value of warrants requires considerable judgment. Any change in the estimates (specifically, probabilities) used may cause the value to be higher or lower than that reported. The assumptions used in the model required significant judgment by management and include the following: volatility, expected term, risk-free interest rate, dividends, warrant holders’ expected rate of return, reset provisions based on expected future financings, projected stock prices, and probability of exercise. The estimated volatility of the Company’s common stock at the date of issuance, and at each subsequent reporting period, is based on historical volatility. The risk-free interest rate is based on rates published by the government for bonds with a maturity similar to the expected remaining life of the warrants at the valuation date. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. Dividends are estimated at 0% based on the Company’s history of no common stock dividends.

The Company issued the following warrants related to the bridge financings in April and November 2012. Included in the April 2012 warrants were warrants issued as finder’s fees. The November warrants issued included warrants issued to related parties as administrative fees and warrants issued as finder’s fees. The warrants have a three year life from the date of issue with a zero dividend yield and were valued using a simulated probability valuation model. Additional information with respect to these warrants is presented in the table below.

Issue Date	Reason for issuance	Number of warrants issued	Exercise price	Risk free interest rate	Expected volatility	Derivative liability value on date of issue
4/23/2012	Bridge financing warrants	5,000	$0.050	1.78%	205.3%	$50
4/23/2012	Finder’s fee warrants	349	$0.050	1.78%	205.3%	$—
11/15/2012	Administrative fee warrants	3,000	$0.050	1.58%	202.2%	$8
11/15/2012	Finder’s fee warrants	294	$0.050	1.58%	202.2%	$—

The fair value of the outstanding derivative liabilities at December 31, 2014, and December 31, 2013, was $18 and $25, respectively.

Changes in the fair value of the level 3 derivative liability for the year ended December 31, 2014, are as follows:

Derivative Liability
Balance at January 1, 2013	$25
Gain on derivative liability	(7)
Balance at December 31, 2014	$18

Assets and liabilities measured at fair value as of December 31, 2014 are as follows:

	Value at December 31, 2014	Quoted prices in active markets	Significant other observable inputs	Significant unobservable inputs
		(Level 1)	(Level 2)	(Level 3)
Derivative liability	$18	$—	$—	$18